Exhibit 13.1

ATLANTICA YIELD PLC

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Santiago Seage, the Chief Executive Officer, and Francisco Martinez-Davis, the Chief Financial Officer, of Atlantica Yield plc (the “Company”), hereby certify, that, to their knowledge:

The annual report on Form 20-F for the year ended December 31, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, I have signed this certificate.

Date: February 28, 2017

/s/Santiago Seage
Name:	Santiago Seage
Title:	Chief Executive Officer

/s/ Francisco Martinez-Davis
Name:	Francisco Martinez-Davis
Title:	Chief Financial Officer

[Signature Page to Section 906 Certification]